EXHIBIT A



NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN A MANNER CONSISTENT WITH THE SECURITIES ACT IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

No. [  ]                                                                 $[    ]
                                              Original Issue Date: April 4, 2005



                         CALYPTE BIOMEDICAL CORPORATION

            SECURED 8% CONVERTIBLE PROMISSORY NOTE DUE APRIL 3, 2007

      THIS NOTE is one of a series of duly authorized and issued notes of Calypte Biomedical Corporation, a Delaware corporation (the "COMPANY"), designated as its Secured 8% Convertible Promissory Notes due April 3, 2007, in the original aggregate principal amount eight million dollars ($8,000,000) (collectively, the "NOTES" and each Note comprising the Notes, a "NOTE").

      FOR VALUE RECEIVED, the Company promises to pay to the order of [ ] or its registered assigns (the "INVESTOR"), the principal sum of [ ] ($), on April 3, 2007 or such earlier date as this Note is required to be repaid as provided hereunder (the "MATURITY DATE"), and to pay interest to the Investor on the principal amount of this Note outstanding from time to time in accordance with the provisions hereof. All holders of Notes are referred to collectively as the "INVESTORS." This Note is subject to the following additional provisions:

            1.  Definitions.  In addition to the terms defined elsewhere in this
Note: (a) capitalized terms that are used but not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, dated as of April 4, 2005, among the Company and the Investors identified therein (the "PURCHASE AGREEMENT"), and (b) the following terms have the meanings indicated below:

      "BANKRUPTCY EVENT" means any of the following events: (a) the Company or any Subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Subsidiary thereof; (b) there is commenced against the Company or any Subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any subsidiary is adjudicated by a court of competent jurisdiction insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) under applicable law the Company or any Subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any Subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Company or any Subsidiary calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Company or any Subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

      "CHANGE OF CONTROL" means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than one-third of the voting rights or equity interests in the Company; (ii) a replacement of more than one-half of the members of the Company's board of directors in a single election of directors that is not approved by those individuals who are members of the board of directors on the date hereof (or other directors previously approved by such individuals); (iii) a Fundamental Transaction (as defined in Section 11(c)), a merger or consolidation of the Company or any Subsidiary or a sale of more than one-half of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least a majority of the voting rights and equity interests in the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Company or any Subsidiary that constitutes or results in a transfer of more than fifty percent of the voting rights or equity interests in the Company, unless following such transaction or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least fifty percent of the voting rights and equity interests in the surviving entity or acquirer of such assets;
(v) consummation of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act with respect to the Company, or (vi) the execution by the Company or its controlling stockholders of an agreement providing for or reasonably likely to result in any of the foregoing events.

      "CLOSING PRICE" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Eligible Market, the last trade price per share of the Common Stock for such date (or the nearest preceding date) on the primary Eligible Market on which the Common Stock is then listed or quoted; (b) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; (c) if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent qualified appraiser selected in good faith and paid for by a majority in interest of the Investors.

      "COMMON STOCK" means the common stock of the Company, $0.03 par value per share, and any securities into which such common stock may hereafter be reclassified.

      "COMMON STOCK EQUIVALENTS" means any securities of the Company or a Subsidiary thereof which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

      "CONVERSION DATE" means the date a Conversion Notice together with the Conversion Schedule is delivered to the Company in accordance with Section 5(a).

      "CONVERSION NOTICE" means a written notice in the form attached hereto as Exhibit A.

      "CONVERSION PRICE" means $0.30 subject to adjustment from time to time pursuant to Section 11.

      "DEFAULT" means any event or condition which constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

      "ELIGIBLE MARKET" means any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

      "EQUITY CONDITIONS ARE SATISFIED" means, as of any date of determination, that each of the following conditions is (or would be) satisfied on such date, if the Company were to issue on such date all of the Underlying Shares then issuable upon (1) conversion in full of the outstanding principal amount of all Notes, and (2) the payment on such date of accrued and unpaid interest on all
Notes: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance, (ii) the Common Stock is listed or quoted (and is not suspended from trading) on an Eligible Market and such shares of Common Stock are approved for listing on such Eligible Market upon issuance, (iii) such Common Stock is registered for resale under the Registration Statement and the prospectus under such Registration Statement is available for the sale of all Registrable Securities held by the Investor, (iv) such issuance would be permitted in full without violating Section 5(b) hereof or the rules or regulations of the Eligible Market on which such shares are listed or quoted, (v) both immediately before and after giving effect thereto, no Default shall or would exist, and (vi) no public announcement of a pending or proposed Change of Control transaction has occurred that has not been consummated.

      "EVENT EQUITY VALUE" means the average of the Closing Prices for the five consecutive Trading Days preceding either: (a) the date of an Event Notice or the date the Company becomes obligated to pay the Event Price under Section
7(b), as applicable, or (b) the date on which the Event Price with respect thereto (together with any other payments, expenses and liquidated damages then due and payable under the Transaction Documents) is paid in full, whichever is greater.

      "EVENT OF DEFAULT" means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

                  (i) any default in the payment (free of any claim of subordination), when the same becomes due and payable (whether on a Prepayment Date, the Maturity Date or by acceleration or prepayment or otherwise), of (a) liquidated damages in respect of this Note which default continues unremedied for a period of three Trading Days after the date on which written notice of such default is first given to the Company by the Investor, or (b) principal under or interest in respect of this Note.

                  (ii) the Company or any Subsidiary (1) fails to pay when due or there is an acceleration of any monetary obligation (regardless of amount) under any currently existing or hereafter arising debenture (other than a Note) or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness or under any long term leasing or factoring arrangement, if the aggregate amount of the obligations and liabilities of the Company and the subsidiaries thereunder exceeds $50,000 (each of the foregoing a "MATERIAL DEBT AGREEMENT"), or (2) fails to observe or perform any other obligation under any Material Debt Agreement, and such failure results in the obligations thereunder becoming or being declared due and payable prior to the date on which they would otherwise become due and payable.

                  (iii) the occurrence of a Change in Control or the entry by the Company or any subsidiary into any transaction that would result in a Change of Control of the Company.

                  (iv) the Company shall fail to observe or perform any covenant, condition or agreement contained in any Transaction Document (other than those specified in clause (i) above and clause (xvi) below), and such failure shall continue unremedied for a period of five Trading Days after the date on which written notice of such default is first given to the Company by the Investor (it being understood that no prior notice need be given in the case of a default that cannot reasonably be cured within five Trading Days).

                  (v) the occurrence and continuance of an Event of Default under any other Note.

                  (vi) any prepayment by the Company of any other Note or any other Indebtedness issued by it or any issuance of securities in exchange for any Notes issued by it (other than Underlying Shares upon conversion of such Notes in accordance with their terms as in effect on the Original Issue Date thereof), except in each case (i) if the Company offers to the Investor in writing the same prepayment of this Note and all other Notes then held by such Investor on the same economic terms on which the Company prepays or offers to prepay (whichever is more favorable to the holder of such Note) such Notes, and
(ii) the Investor consents to such prepayment of this Note in accordance with the prepayment provisions of Section 13 of this Note.

                  (vii) any of the Company's representations and warranties set forth in any Transaction Document shall be incorrect in any material respect as of the date made or as of the Original Issue Date.

                  (viii) the occurrence of a Bankruptcy Event.

                  (ix) one or more judgments for the payment of money in an aggregate amount in excess of $50,000 shall be rendered against the Company or any subsidiary or any combination thereof (which shall not be fully covered by insurance without taking into account any applicable deductibles) and which shall remain undischarged or unbonded for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any subsidiary to enforce any such judgment.

                  (x) any Transaction Document shall cease, for any reason, to be in full force and effect, or the Company shall so assert in writing or shall disavow any of its obligations thereunder.

                  (xi) the Common Stock shall not be listed or quoted, or is suspended from trading, on an Eligible Market for a period of five Trading Days (which need not be consecutive Trading Days).

                  (xii) the Company fails to deliver a stock certificate evidencing Underlying Shares to an Investor within five Trading Days after a Conversion Date or in the case of exercises under a Warrant, within five Trading days after a Date of Exercise under, and as such term is defined in, such Warrant, or the conversion or exercise rights of the Investors pursuant to the terms hereof or the terms of the Warrants are otherwise suspended for any reason (other than as a result of the limitations set forth in Section 5(b)(i)).

                  (xiii) the Company fails to have available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue Underlying Shares upon any conversion of Notes or upon any exercise of Warrants.

                  (xiv) the Company effects or publicly announces its intention to effect any exchange, recapitalization or other transaction that effectively requires or rewards physical delivery of certificates evidencing the Common Stock, unless following such transaction, the holders of the Company's securities prior to the first such transaction continue to beneficially own at least a majority (one-third in the case of a Change in Control) of the voting rights and equity interests in the surviving entity or acquirer of such assets.

                  (xv) a Registration Statement under Section 2(a) of the Registration Rights Agreement is not declared effective by the Commission by the 120th day following the Closing Date, or is not effective as to all Underlying Shares issuable upon the conversion of the Notes (other than any which constitutes interest accreted to principal of the Notes), and available for use by the holders of such Underlying Shares, for in excess of an aggregate of 20 Trading Days (which need not be consecutive Trading Days) in any twelve month period during the Effectiveness Period (as defined in the Registration Rights Agreement).

                  (xvi) the Company fails to make any cash payment required under the Transaction Documents (other than as set forth in paragraph (i) above) and such failure is not cured within five Trading Days after notice of such default is first given to the Company by an Investor.

                  (xvii) any violation of the Prior Placements or Amendment thereto.

      "INDEBTEDNESS" has the meaning given to the term "Debt" in the Purchase Agreement.

      "ORIGINAL ISSUE DATE" has the meaning set forth on the face of this Note.

      "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

      "STOCKHOLDER  APPROVAL"  shall  have the  meaning  set  forth  in  Section
5(b)(ii).

      "STRATEGIC TRANSACTION" shall have the meaning set forth in the Purchase Agreement.

      "TRADING DAY" means (i) a day on which the Common Stock is traded on an Eligible Market, or (ii) if the Common Stock is not listed on an Eligible Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

      "UNDERLYING SHARES" means the shares of Common Stock issuable upon conversion of the Notes and payment of interest thereunder.

      "VWAP" means, with respect to any date of determination, the daily volume weighted average price (as reported by Bloomberg using the VAP function) of the Common Stock on such date of determination, or if there is no such price on such date of determination, then the daily volume weighted average price on the date nearest preceding such date.

      2. Interest. (a) The Company shall pay interest to the Investor on the aggregate unconverted and then outstanding principal amount of this Note at the rate of 8% per annum, payable quarterly in cash or, subject to the conditions of
Section 2(b), by adding the amount of such interest to the then outstanding principal amount under this Note, in arrears on each three month anniversary of the Original Issue Date (each, an "INTEREST PAYMENT DATE"), except if such date is not a Trading Day, in which case such interest shall be payable on the next succeeding Trading Day. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed and shall accrue daily commencing on the Original Issue Date.

            (b) Subject to the conditions and limitations set forth below, from and after such time as the Company has obtained Stockholder Approval and if the Equity Conditions Are Satisfied, in lieu of paying interest in cash the Company may, at its option, on each Interest Payment Date, add the amount of interest due on an Interest Payment Date to the principal amount under this Note. The Company must deliver written notice to the Investor indicating the manner in which it intends to pay interest at least ten Trading Days prior to each Interest Payment Date, but the Company may indicate in any such notice that the election contained therein shall continue for subsequent Interest Payment Dates until rescinded. Failure to timely provide such written notice shall be deemed an irrevocable election by the Company to pay such interest in cash. All interest payable in respect of the Notes on any Interest Payment Date must be paid in the same manner. Investor shall have the right, but not the obligation, to add to the principal amount of the Notes any interest not fully paid, which may be converted at the Conversion Price.

      3. Registration of Notes. The Company shall register the Notes upon records maintained by the Company for that purpose (the "NOTE REGISTER") in the name of each record Investor thereof from time to time. The Company may deem and treat the registered Investor of this Note as the absolute owner hereof for the purpose of any conversion hereof or any payment of interest hereon, and for all other purposes, absent actual notice to the contrary from such record Investor.

      4. Registration of Transfers and Exchanges. The Company shall register the transfer of any portion of this Note in the Note Register upon surrender of this Note to the Company at its address for notice set forth herein. Upon any such registration or transfer, a new Note, in substantially the form of this Note (any such new debenture, a "NEW NOTE"), evidencing the portion of this Note so transferred shall be issued to the transferee and a New Note evidencing the remaining portion of this Note not so transferred, if any, shall be issued to the transferring Investor. The acceptance of the New Note by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Note. The Company agrees that its prior consent is not required for the transfer of any portion of this Note; provided, however, that the Company shall be entitled to reasonable assurance, including an opinion of counsel reasonably acceptable to Company, that such transfer complies with applicable federal and state securities laws. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Investor surrendering the same. No service charge or other fee will be imposed in connection with any such registration of transfer or exchange.

      5. Conversion.

            (a) (i) At the Option of the Investor. All or any portion of the principal amount of this Note then outstanding together with any accrued and unpaid interest hereunder shall be convertible into shares of Common Stock at the Conversion Price (subject to limitations set forth in Section 5(b)), at the option of the Investor, at any time and from time to time from and after the Original Issue Date. The Investor may effect conversions under this Section 5(a), by delivering to the Company a Conversion Notice together with a schedule in the form of Schedule 1 attached hereto (the "CONVERSION SCHEDULE"). If the Investor is converting less than all of the principal amount represented by this Note, or if a conversion hereunder may not be effected in full due to the application of Section 5(b), the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to the Investor a Conversion Schedule indicating the principal amount which has not been converted.

                  (ii) At the Option of the Company. Subject to the provisions of this Section 5(a)(ii), at any time after the eighteenth month anniversary of the Closing Date, the Company may deliver (via certified United States mail with a return receipt requested) a written notice (such notice, a "COMPANY CONVERSION NOTICE") to the Investor within five days after any day (such day, the "TEST DATE") on which the conditions in (i), (ii), (iii) and (iv) below shall be satisfied, stating its irrevocable election to convert at the Conversion Price of all (but not less than all) of the outstanding principal amount of this Note, provided that: (i) the VWAP for each of the 20 consecutive Trading Days prior to the Test Date is greater than the price per share derived by multiplying the Conversion Price by the number two (2) (subject to equitable adjustment as a result of the events set forth in Sections 11(a), (b) and (c)), (ii) the Equity Conditions Are Satisfied, (iii) the average daily trading volume of the Common Stock during the entire period referred to in clause (i) of this subparagraph
(ii) shall be at least 450,000 shares (subject to equitable adjustment as a result of intervening stock splits and reverse stock splits), and (iv) immediately before or after giving effect to such issuance on such date, no Event of Default or Default shall or would exist. Subject to the terms and conditions of this Section 5(a)(ii), the Company shall effect the conversion of this Note pursuant to a Company Conversion Notice on the 10th Trading Day immediately succeeding the date of the Company Conversion Notice (the "COMPANY CONVERSION DATE"). Notwithstanding anything to the contrary set forth in this Note, the Investor shall have the right to nullify such Company Conversion
Notice if any of the conditions set forth in this Section 5(a)(ii) shall not have been met on each date during the entire period referred to in clause (i) above. The Company covenants and agrees that it will honor all Conversion Notices tendered from the time of delivery of the Company Conversion Notice through 6:30 p.m. (California time) on the Trading Day prior to the Company Conversion Date. Notwithstanding the foregoing, the Company and the Investor agree that, if and to the extent Section 5(b) of this Note would restrict the right of the Company to issue or the right of the Investor to receive any of the Underlying Shares otherwise issuable upon the conversion in respect of a Company Conversion Notice, then notwithstanding anything to the contrary set forth in the Company Conversion Notice, the Company Conversion Notice shall be deemed automatically amended to apply only to such portion of this Note as would permit conversion in full in compliance with Section 5(b). The Investor will promptly (and, in any event, prior to the Company Conversion Date) notify the Company in writing following receipt of a Company Conversion Notice if Section 5(b)(i) would restrict its right to receive the full number of otherwise issuable Underlying Shares following such Company Conversion Notice.

            (b) Certain Conversion Restrictions.

                  (i) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by an Investor upon each conversion of Notes (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Investor and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with such Investor's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which an Investor may receive or beneficially own in order to determine the amount of securities or other consideration that such Investor may receive in the event of a Fundamental Transaction (defined below) involving the Company as contemplated herein. This restriction may not be waived.(1)

                  (ii) Notwithstanding anything to the contrary in this Note, if the Company has not previously obtained Stockholder Approval, then the Company may not issue shares of Common Stock in excess of the Issuable Maximum upon conversions of this Note. The "Issuable Maximum" means, as of any date, a number of shares of Common Stock equal to 34,224,397. Each Investor shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing:
(x) the principal amount of Notes issued and sold to such Investor on the Original Issue Date by (y) the aggregate principal amount of all Notes issued and sold by the Company on the Original Issue Date. If any Investor shall no longer hold Notes, then such Investor's remaining portion of the Issuable Maximum shall be allocated pro-rata among the remaining Investors, giving effect to the Company's desire to allocate this limitation among the class of securities known as the Notes. If on any Conversion Date or Company Conversion Date, or at such time as an Investor shall notify the Company that the condition in (A) following this clause shall be in effect: (A) the aggregate number of shares of Common Stock that would then be issuable upon conversion in full of all then outstanding principal amount of Notes would exceed the Issuable Maximum on such date, and (B) the Company shall not have previously obtained the vote of shareholders, as may be required by the applicable rules and regulations of the American Stock Exchange (or any successor entity or any other Trading Market on which the Company's securities then trade), applicable to approve the issuance of shares of Common Stock in excess of the Issuable Maximum pursuant to the terms hereof (the "STOCKHOLDER APPROVAL"), then, the Company shall issue to the Investor a number of shares of Common Stock such that the total number of shares issued pursuant to the Purchase Agreement is equal to the Issuable Maximum and, with respect to the remainder of the principal amount of Notes then held by the Investors for which a conversion would result in an issuance of shares of Common Stock in excess of the Issuable Maximum, the Company must use its best efforts to seek and obtain Stockholder Approval as soon as possible, but in any event not later than the 90th day following such Conversion Date, Company Conversion Date or the date of such request. The Company and the Investor understand and agree that Underlying Shares issued to and then held by the Investor as a result of conversions of Notes shall not be entitled to cast votes on any resolution to obtain Stockholder Approval pursuant hereto.


---------------------------
(1) This provision will not appear in the Marr note.

      6. Mechanics of Conversion.

            (a) The number of Underlying Shares issuable upon any conversion hereunder shall equal the outstanding principal amount of this Note to be converted, divided by the Conversion Price on the Conversion Date (or the Company Conversion Date), plus (if indicated in the applicable Conversion Notice or the Company Conversion Notice) the amount of any accrued but unpaid interest on this Note through the Conversion Date (or the Company Conversion Date), divided by the Conversion Price on the Conversion Date (or the Company Conversion Date).

            (b) The Company shall, by the third Trading Day following each Conversion Date (and on the Company Conversion Date), issue or cause to be issued and cause to be delivered to or upon the written order of the Investor and in such name or names as the Investor may designate a certificate for the Underlying Shares issuable upon such conversion, free of restrictive legends if at such time a Registration Statement is then effective and available for use by the Investor. The Investor, or any Person so designated by the Investor to receive Underlying Shares, shall be deemed to have become holder of record of such Underlying Shares as of such Conversion Date (or the Company Conversion
Date). The Company shall use its best efforts to deliver Underlying Shares hereunder electronically (via a DWAC) through the Depository Trust Corporation or another established clearing corporation performing similar functions.

            (c) The Investor shall not be required to deliver the original Note in order to effect a conversion hereunder. Execution and delivery of the Conversion Notice shall have the same effect as cancellation of the Note and issuance of a New Note representing the remaining outstanding principal amount.

            (d) The Company's obligations to issue and deliver Underlying Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Investor to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Investor or any other Person of any obligation to the Company or any violation or alleged violation of law by the Investor or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Investor in connection with the issuance of such Underlying Shares.

            (e) If by the third Trading Day after a Conversion Date or the Company Conversion Date the Company fails to deliver to the Investor such Underlying Shares in such amounts and in the manner required pursuant to Section 5, then the Investor will have the right to rescind the Conversion Notice or the Company Conversion Notice pertaining thereto by giving written notice to the Company prior to such Investor's receipt of such Underlying Shares.

            (f) If by the third Trading Day after a Conversion Date or the Company Conversion Date the Company fails to deliver to the Investor the required number of Underlying Shares in the manner required pursuant to Section 5, and if after such third Trading Day and prior to the receipt of such Underlying Shares, the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of the Underlying Shares which the Investor anticipated receiving upon such conversion (a "BUY-IN"), then the Company shall: (1) pay in cash to the Investor (in addition to any other remedies available to or elected by the Investor) the amount by which (x) the Investor's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Underlying Shares that the Company was required to deliver to the Investor in connection with the exercise at issue by (B) the Closing Price on the Conversion Date or the Company Conversion Date and (2) at the option of the Investor, either void the conversion at issue and reinstate the principal amount of Notes (plus accrued interest therein) for which such conversion was not timely honored or deliver to the Investor the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Investor shall provide the Company reasonably detailed evidence or written notice indicating the amounts payable to the Investor in respect of the Buy-In.

      7. Events of Default.

            (a) At any time or times following the occurrence and during the continuance of an Event of Default (other than under clause (viii) of such defined term with respect to the Company), the Investor may elect, by notice to the Company (an "EVENT NOTICE"), to require the Company to purchase all or any portion of the outstanding principal amount of this Note, as indicated in such Event Notice, at a purchase price in Dollars in cash equal to the greater of:
(A) 100% of such outstanding principal amount (except that such amount shall equal 115% of such outstanding principal amount in the case of an Event of Default under clause (iii) of the definition of "Event of Default"), plus all accrued but unpaid interest thereon and any unpaid liquidated damages and other amounts then owing to the Investor under the Transaction Documents, through the date of purchase, or (B) the Event Equity Value of the Underlying Shares that would be issuable upon conversion of such principal amount and payment in Common Stock of all such accrued but unpaid interest thereon (without regard to any condition precedent or conversion limitation contained herein). The aggregate amount payable pursuant to the preceding sentence is referred to as the "EVENT PRICE." The Company shall pay the aggregate Event Price to the Investor (free of any claim of subordination) no later than the third Trading Day following the date of delivery of the Event Notice, and upon receipt thereof the Investor shall deliver the original Note so repurchased to the Company.

            (b) Upon the occurrence of any Bankruptcy Event with respect to the Company, all outstanding principal and accrued but unpaid interest on this Note and any unpaid liquidated damages and other amounts then owing under the Transaction Documents shall immediately become due and payable in full in Dollars in cash (free of any claim of subordination), without any action by the Investor, and the Company shall immediately be obligated to repurchase this Note held by such Investor at the Event Price pursuant to the preceding paragraph as if the Investor had delivered an Event Notice immediately prior to the occurrence of such Bankruptcy Event.

            (c) In connection with any Event of Default, the Investor need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind (other than the Event Notice), and the Investor may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Any such declaration may be rescinded and annulled by the Investor at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereto.

      8. Ranking. This Note ranks pari passu with all other Notes now or hereafter issued pursuant to the Transaction Documents. The Company will not, directly or indirectly, enter into, create, incur, assume or suffer to exist any Indebtedness of any kind that is senior in any respect to the Company's obligations under the Notes.

      9. Charges, Taxes and Expenses. Issuance of certificates for Underlying Shares upon conversion of (or otherwise in respect of) this Note shall be made without charge to the Investor for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Underlying Shares or Notes in a name other than that of the Investor. The Investor shall be responsible for all other tax liability that may arise as a result of holding or transferring this Note or receiving Underlying Shares in respect hereof.

      10. Reservation of Underlying Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Underlying Shares as required hereunder, the number of Underlying Shares which are then issuable and deliverable upon the conversion of (and otherwise in respect of) this entire Note (taking into account the adjustments of Section 11), free from preemptive rights or any other contingent purchase rights of persons other than the Investor. The Company covenants that all Underlying Shares so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

      11. Certain Adjustments. The Conversion Price is subject to adjustment from time to time as set forth in this Section 11.

            (a) Stock Dividends and Splits. If the Company, at any time while this Note is outstanding: (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

            (b) Pro Rata  Distributions.  If the Company, at any time while this
Note is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "DISTRIBUTED PROPERTY"), then, at the request of the Investor delivered before the 90th day after the record date fixed for determination of stockholders entitled to receive such distribution, the Company will deliver to the Investor, within five Trading Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that the Investor would have been entitled to receive in respect of the Underlying Shares for which this Note could have been converted immediately prior to such record date. If such Distributed Property is not delivered to the Investor pursuant to the preceding sentence, then upon any conversion of this Note that occurs after such record date, the Investor shall be entitled to receive, in addition to the Underlying Shares otherwise issuable upon such conversion, the Distributed Property that the Investor would have been entitled to receive in respect of such number of Underlying Shares had the Investor been the record holder of such Underlying Shares immediately prior to such record date. Notwithstanding the foregoing, this Section 11(b) shall not apply to any distribution of rights or securities in respect of adoption by the Company of a stockholder rights plan, which events shall be covered by Section 11(a).

            (c) Fundamental Transactions. If, at any time while this Note is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions,
(iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 11(a) above) (in any such case, a "FUNDAMENTAL TRANSACTION"), then upon any subsequent conversion of this Note, the Investor shall have the right to: (x) declare an Event of Default pursuant to clause (iii) thereunder, (y) receive, for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "ALTERNATE CONSIDERATION") or (z) require the surviving entity to issue to the Investor an instrument identical to this Note (with an appropriate adjustment to the Conversion Price). For purposes of any such conversion, the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Investor shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction (or, if different, the ultimate parent of such successor or entity or the entity issuing the Alternate Consideration) shall issue to the Investor a new debenture consistent with the foregoing provisions and evidencing the Investor's right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

            (d) Subsequent Equity Sales.

                  (i) If the Company or any subsidiary thereof, as applicable, at any time prior to the one year anniversary of the Original Issue Date, shall issue or enter into any agreement or understanding to issue shares of Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at a price per share less than the Conversion Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then, the Conversion Price shall be reduced to equal such lower price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Investor in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms.

                  (ii) For purposes of this subsection 11(d), the following subsections (d)(ii)(l) to (d)(ii)(6) shall also be applicable:

                         (1) Issuance of Rights or Options.  In case at any time
the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "OPTIONS" and such convertible or exchangeable stock or securities being called "CONVERTIBLE SECURITIES") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such

Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price. Except as otherwise provided in subsection 11(d)(ii)(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                         (2) Issuance  of Convertible  Securities.   In case the
Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price, provided that (a) except as otherwise provided in subsection
11(d)(ii)(3), no adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Conversion Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been made pursuant to the other provisions of this subsection 11(d).

                         (3) Change in Option Price or Conversion Rate. Upon the
happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 11(d)(ii)(l) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 11(d)(ii)(l) or 11(d)(ii)(2), or the rate at which Convertible Securities referred to in subsections 11(d)(ii)(l) or 11(d)(ii)(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this subsection 11(d) or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this subsection 11(d) (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Conversion Price then in effect hereunder shall forthwith be changed to the Conversion Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

                         (4) Stock  Dividends. Subject to the provisions of this
Section 11(d), in case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                         (5)  Consideration  for Stock.  In case  any  shares of
Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If Common Stock, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the "ADDITIONAL RIGHTS") are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the Investor). The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Investors as to the fair market value of the Additional Rights. In the event that the Board of Directors of the Company and the Investors are unable to agree upon the fair market value of the Additional Rights, the Company and the Investors shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne by the Company provided that in the event that the valuation determined by Board of Directors is within ten percent (10%) of the valuation determined by the appraiser, such costs shall be borne evenly by the Company and the Investor.

                         (6) Record Date.  In  case  the  Company  shall  take a
record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (iii) Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of: (1) the issuance of securities upon the exercise or conversion of any Common Stock Equivalents issued by the Company prior to the Original Issue Date of this Note (but this subsection (d) will apply to any amendments, modifications, and reissuances thereof and as a result of any changes, resets or adjustments to a Conversion or Exchange Price thereunder whether or not as a result of any amendment, modification or reissuance), (2) the grant of options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, stock incentive plan, restricted stock plan or stock purchase plan in existence on the Closing Date or thereafter approved by the stockholders of the Company, (3) shares of Common Stock or Common Stock Equivalents issued to consultants, employees, officers or directors of the Company, as compensation for their services to the Company or any of its direct or indirect Subsidiaries pursuant to arrangements approved by the Board of Directors of the Company and consistent with past practice, or (4) the issuance of the Securities pursuant to the Transaction Documents, or (5) up to 250,000 shares of Common Stock or Common Stock
Equivalents issuable in connection with an equipment financing by Vencore Solutions, LLC, or (6) the issuance of Common Stock to Logisticorp, Inc., and Southwest Resource Preservation, Inc., or their successors and assigns, based upon the issuance and conversion of outstanding convertible debentures, with the issuance of said Common Stock not to exceed 700,000 shares, or (7) shares of Common Stock issued as consideration for the acquisition of another company or business in which the shareholders of the Company do not have an ownership interest, which acquisition has been approved by the Board of Directors of the Company, or (8) pursuant to the Anti-Dilution Entitlements and New Entitlements (each as defined in the Amendment), or (9) shares of Common Stock or Common Stock Equivalents issued in connection with Strategic Transactions.

                  (iv) The adjustments that would arise under this paragraph (d) shall only take effect from such time as the Company has obtained Stockholder Approval; and if such Stockholder Approval is obtained, then the adjustments that would have occurred under this paragraph (d) prior to the date of such Stockholder Approval shall take effect as of the date of such Stockholder Approval. The Company will use best efforts to include on the ballot for Stockholder Approval a proposal for the stockholders to approve the transactions contemplated by the Transaction Documents.

            (e) Reclassifications; Share Exchanges. In case of any reclassification of the Common Stock, or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property (other than compulsory share exchanges which constitute Change of Control transactions), the Investor shall have the right thereafter to convert this Note only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Investor shall be entitled upon such event to receive such amount of securities, cash or property as a holder of the number of shares of Common Stock of the Company into which the principal amount of this Note then outstanding together with any accrued and unpaid interest hereunder could have been converted immediately prior to such reclassification or share exchange would have been entitled. This provision shall similarly apply to successive reclassifications or share exchanges.

            (f) Calculations. All calculations under this Section 11 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

            (g) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 11, the Company at its expense will promptly compute such adjustment in accordance with the terms hereof and prepare a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto, including all facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Investor.

            (h) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary, (ii) authorizes and publicly approves, or enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) publicly authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Investor a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Investor is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

      12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Underlying Shares on conversion of this Note. If any fraction of an Underlying Share would, except for the provisions of this Section, be issuable upon conversion of this Note or payment of interest hereon, the number of Underlying Shares to be issued will be rounded up to the nearest whole share.

      13. Prepayment at Option of Company. This Note may not be prepaid without the consent of the Investor.

      14. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Conversion Notice or the Company Conversion Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of sending, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 5000 Hopyard Road, Suite 480, Pleasanton, CA 94588, facsimile: (925) 730-0146, attention: Chief Financial Officer, (ii) if to the Investor, to the address or facsimile number appearing on the Company's stockholder records or such other address or facsimile number as the Investor may provide to the Company in accordance with this Section.

      15. Miscellaneous.

            (a) This Note shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

            (b) Subject to Section 15(a), above, nothing in this Note shall be construed to give to any person or corporation other than the Company and the Investor any legal or equitable right, remedy or cause under this Note. This Note shall inure to the sole and exclusive benefit of the Company and the Investor.

            (c) All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "NEW YORK COURTS"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for any Proceeding, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court or that a New York Court is an inconvenient forum for such Proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal Proceeding. The prevailing party in a Proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

            (d) The headings herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

            (e) In case any one or more of the provisions of this Note shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Note shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Note.

            (f) No provision of this Note may be waived or amended except (i) in accordance with the requirements set forth in the Purchase Agreement, and (ii) in a written instrument signed, in the case of an amendment, by the Company and the Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Note shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

            (g) To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or Proceeding that may be brought by any Investor in order to enforce any right or remedy under the Notes. Notwithstanding any provision to the contrary contained in the Notes, it is expressly agreed and provided that the total liability of the Company under the Notes for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "MAXIMUM RATE"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Notes exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Notes is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate of interest applicable to the Notes from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Investor with respect to indebtedness evidenced by the Notes, such excess shall be applied by such Investor to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Investor's election.

            (h) The obligations under this Note are secured pursuant to the Security Agreement.

      IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

                                                CALYPTE BIOMEDICAL CORPORATION

                                                By:
                                                   -----------------------------
                                                   Name:  Richard D. Brounstein
                                                   Title: EVP and CFO

                                    EXHIBIT A

                                CONVERSION NOTICE

 (To be Executed by the Registered Investor in order to convert Notes)

      The undersigned hereby elects to convert the principal amount of Note indicated below, into shares of Common Stock of Calypte Biomedical Corporation, as of the date written below. If shares are to be issued in the name of a Person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Investor for any conversion, except for such transfer taxes, if any. All terms used in this notice shall have the meanings set forth in the Note.

Conversion calculations:
                        --------------------------------------------------------
                        Date to Effect Conversion


                        --------------------------------------------------------
                        Principal amount of Note owned prior to conversion


                        --------------------------------------------------------
                        Principal amount of Note to be Converted


                        --------------------------------------------------------
                        Principal amount of Note remaining after Conversion


                        --------------------------------------------------------
                        DTC Account


                        --------------------------------------------------------
                        Number of shares of Common Stock to be Issued


                        --------------------------------------------------------
                        Applicable Conversion Price


                        --------------------------------------------------------
                        Name of Investor

                        By:
                           -----------------------------------------------------
                           Name:
                           Title:

      By the delivery of this Conversion Notice the Investor represents and warrants to the Company that its ownership of the Common Stock does not exceed the restrictions set forth in Section 5(b) of the Note.

                                   SCHEDULE 1

                         Calypte Biomedical Corporation
                 Secured 8% Convertible Notes due April 3, 2007

                              CONVERSION SCHEDULE

      This Conversion Schedule reflects conversions made under the above referenced Notes.

                                     Dated:

------------------------------ -------------------------- --------------------- ---------------------------------
Date of Conversion               Amount of Conversion           Aggregate             Applicable Conversion
                                                                Principal                     Price
                                                                 Amount
                                                                Remaining
                                                              Subsequent to
                                                               Conversion
------------------------------ -------------------------- --------------------- ---------------------------------

------------------------------ -------------------------- --------------------- ---------------------------------

------------------------------ -------------------------- --------------------- ---------------------------------

------------------------------ -------------------------- --------------------- ---------------------------------

------------------------------ -------------------------- --------------------- ---------------------------------

------------------------------ -------------------------- --------------------- ---------------------------------

------------------------------ -------------------------- --------------------- ---------------------------------

------------------------------ -------------------------- --------------------- ---------------------------------

------------------------------ -------------------------- --------------------- ---------------------------------

------------------------------ -------------------------- --------------------- ---------------------------------

------------------------------ -------------------------- --------------------- ---------------------------------

------------------------------ -------------------------- --------------------- ---------------------------------

------------------------------ -------------------------- --------------------- ---------------------------------

------------------------------ -------------------------- --------------------- ---------------------------------

------------------------------ -------------------------- --------------------- ---------------------------------

------------------------------ -------------------------- --------------------- ---------------------------------
